UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sealed Air Corporation (the “Company”) sponsors the 2005 Contingent Stock Plan of Sealed Air Corporation, as amended (the “Plan”), under which the Company can grant awards of restricted stock, restricted stock units, performance share units, or cash to eligible employees and consultants of the Company.

As previously disclosed in the proxy statement for our 2013 Annual Meeting of Stockholders, on February 14, 2013, the Organization and Compensation Committee of the Board of Directors (the “Committee”) of the Company amended the Plan, subject to stockholder approval, to increase the maximum number of shares of Company common stock that may be issued to an employee with respect to performance share units during any calendar. This amendment to the Plan was approved by a majority of the Company’s stockholders on May 16, 2013.

On July 11, 2013, the Committee further amended the Plan to eliminate certain minimum vesting requirements in order to give the Committee greater flexibility in granting awards under the Plan. The Committee has approved an amendment and restatement of the Plan to reflect these amendments to the Plan.

The result of these changes to the Plan are to (i) increase the maximum number of shares of Company common stock that may be issued to an employee with respect to performance share units during any calendar year from two tenths of one percent (0.2%) to one-half of one percent (0.5%) of the issued and outstanding shares of the Corporation’s common stock on January 1 of such calendar year, and (ii) eliminate certain minimum vesting requirements regarding awards that vest solely based on the passage of time, in order to give the Committee greater flexibility in granting awards under the Plan.

A description of the terms and conditions of the Plan, prior to this amendment and restatement, is set forth in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on April 5, 2013, under the heading “Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation (Proposal 12)”, which such description is incorporated herein by reference. The summary of the terms and conditions of the Plan is not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Plan included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	2005 Contingent Stock Plan of Sealed Air Corporation, as amended and restated on July 11, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Norman D. Finch Jr.
Name:	Norman D. Finch Jr.
Title:	Vice President, General Counsel and Secretary

Dated: July 16, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	2005 Contingent Stock Plan of Sealed Air Corporation, as amended and restated on July 11, 2013